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[LOGO OF MetLifeInvestors(R) COMPANY]
                                                                                                      SEND APPLICATION AND CHECK TO:
                                                                                                 METLIFE INVESTORS INSURANCE COMPANY
Home Office Address (no correspondence)                                                        Policy Service Office: P.O. Box 10366
13045 Tesson Ferry . St. Louis, MO 63128                    VARIABLE ANNUITY                             Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class VA                   APPLICATION                          FOR ASSISTANCE CALL: 800 848-3854
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  _____  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  _____   _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [ ] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(B) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)
                                                                                            Payment $___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                    MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 Non-Qualified
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________
7029 (4/05)                                                                                                              APPVA1105VA
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__________________________________________________________________   _______________________________________________________________

RIDERS                                                               10. SPECIAL REQUESTS
___________________________________________________________________  _______________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age
   restrictions )                                                    _______________________________________________________________

These riders may only be chosen at time of application. Please       11. REPLACEMENTS
note, there are additional charges for the optional riders. ONCE     _______________________________________________________________
ELECTED THESE OPTIONS MAY NOT BE CHANGED.
                                                                     Does the applicant have any existing life
1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following        insurance policies or annuity contracts?        [ ] Yes  [ ] No
   Riders may be elected)
   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)                Is this annuity being purchased to replace any
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)      existing life insurance or annuity policy(ies)? [ ] Yes  [ ] No
   [ ] Guaranteed Withdrawal Benefit Rider (GWB)
   [ ] Guaranteed Minimum Accumulation Benefit Rider (GMAB)          If "Yes," applicable disclosure and replacement
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the      forms must be attached.
   Principal Protection option will apply).                          _______________________________________________________________
       [ ] Principal Protection (no additional charge)
       [ ] Annual Step-Up                                            12. ACKNOWLEDGEMENT AND AUTHORIZATION
       [ ] Compounded-Plus                                           _______________________________________________________________
3) [ ] Earnings Preservation Benefit Rider
4) [ ] Other ___________________________________________________     I (We) agree that the above information and statements and those made on all pages of this application are true and
___________________________________________________________________  correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge
 COMMUNICATIONS                                                      receipt of the current prospectus of MetLife Investors
___________________________________________________________________  Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY
                                                                     THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND
8. TELEPHONE TRANSFER                                                ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
___________________________________________________________________
                                                                     _______________________________________________________________
I (We) authorize MetLife Investors Insurance Company (MetLife          (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
Investors) or any person authorized by MetLife Investors to
accept telephone transfer instructions and/or future payment         _______________________________________________________________
allocation changes from me (us) and my Registered                                    (JOINT OWNER SIGNATURE & TITLE)
Representative/Agent. Telephone transfers will be automatically
permitted unless you check one or both of the boxes below            _______________________________________________________________
indicating that you do not wish to authorize telephone transfers.             (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
MetLife Investors will use reasonable procedures to confirm that instructions communicated by telephone are genuine.
                                                                     Signed at _____________________________________________________
I (We) DO NOT wish to authorize telephone transfers for the                                 (City)                  (State)
following
(check applicable boxes): [ ] Owner(s)  [ ] Registered               Date __________________________________________________________
                                            Representative/Agent
___________________________________________________________________  _______________________________________________________________

SIGNATURES                                                           13. AGENT'S REPORT
___________________________________________________________________  _______________________________________________________________

9. FRAUD STATEMENT & DISCLOSURE                                      Does the applicant have any existing life
___________________________________________________________________  insurance policies or annuity contracts?        [ ] Yes  [ ] No

NOTICE TO APPLICANT:                                                 Is this annuity being purchased to replace any
                                                                     existing life insurance or annuity policy(ies)? [ ] Yes  [ ] No
FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO,
PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person
who knowingly and with intent to defraud any insurance company or    _______________________________________________________________
other person files an application or submits a claim containing                             AGENT'S SIGNATURE
any materially false information or conceals for the purpose of
misleading, information concerning any fact material thereto,        _______________________________________________________________
commits a fraudulent insurance act, which is a crime, and                                         Phone
subjects such person to criminal and civil penalties.
                                                                     _______________________________________________________________
FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT                          Agent's Name and Number
TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF
CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR         _______________________________________________________________
MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.                       Name and Address of Firm

FOR NEW JERSEY RESIDENTS: Any person who includes any false or       _______________________________________________________________
misleading information on an application for an insurance policy                State License ID Number (Required for FL)
is subject to criminal and civil penalties.
                                                                     _______________________________________________________________
FOR ARIZONA RESIDENTS: Upon receipt of your written request, we                           Client Account Number
will provide within a reasonable time period, factual information    _______________________________________________________________
regarding the benefits and provisions of this Contract. This
Contract may be returned for any reason if you are not satisfied     Home Office Program Information:
with it. You may return the Contract within 10-days, or 30-days      ________________________________
if you were 65 years of age or older on the date you applied for
this annuity. If you return it within the 10-day or 30-day period    Select one. Once selected, the option cannot be changed.
your contract will be cancelled. We will promptly refund your
Purchase Payment less any income payment and withdrawals already     Option A _______ Option B _______ Option C _______ Default as
made as of the Business Day we receive your Contract.                defined in the Selling Agreement or determined by firm.
                                                                     _______________________________________________________________
FOR MASSACHUSETTS RESIDENTS: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocations from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly
discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed
Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE
THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS
APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT
BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT
INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.
___________________________________________________________________

7029 (4/05)                                                                                                              APPVA1105VA
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